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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: OCTOBER 23, 2002
                        (Date of earliest event reported)


                         WALLACE COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                       1-6528                 36-2515832
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                                2275 CABOT DRIVE
                              LISLE, ILLINOIS 60532
                                 (630) 588-5000
   (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Related to Exchange Act Filings.

ITEM 9.  REGULATION FD DISCLOSURE

On October 23, 2002, the Principal Executive Officer and Principal Financial Officer of Wallace Computer Services, Inc. submitted to the Securities and Exchange Commission statements under oath in accordance with Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. Copies of these statements are attached as Exhibits 99.1 and 99.2.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         WALLACE COMPUTER SERVICES, INC.
                                                   Registrant

                                                /s/ Vicki L. Avril
                                         --------------------------------
                               Senior Vice President and Chief Financial Officer


Date: October 23, 2002



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                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

   99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (filed herewith).

   99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (filed herewith).